FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of April 20, 2018, is among SILVERBOW RESOURCES, INC. (f/k/a Swift Energy Company), a Delaware corporation (the “Issuer”), the undersigned guarantors (the “Guarantors” and, together with the Issuer, the “Obligors”), U.S. BANK NATIONAL ASSOCIATION, as agent and collateral agent for the Holders (in such capacity, together with its successors, the “Agent”), and the Holders party hereto.
Recitals
A.    The Issuer, the Agent and the Holders are parties to that certain Note Purchase Agreement dated as of December 15, 2017 (as amended, supplemented or otherwise modified, the “Agreement”).
B.    The Issuer has informed the Agent and the Holders that it requests the ability to enter into certain basis swaps that exceed the notional volumes that it has hedged or will hedge pursuant to other Swap Agreements subject to certain limitations set forth in this Amendment.
C.    In connection with the foregoing, the Requisite Holders have agreed subject to the terms and conditions herein to amend certain provisions of the Agreement to accommodate such request.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections in the Agreement.
Section 2.    Amendments to Agreement.
2.1    Amendments to Section 1.2.
(a)    The following defined term is hereby inserted in the Agreement where alphabetically appropriate:
“Permitted Basis Differential Swaps” means, as of any date of determination, basis differential swaps in respect of notional volumes that do not exceed, as of the date any such Swap Agreement is entered into, (a) ninety percent (90%) of the reasonably anticipated projected production (as such production is projected in the most recent Reserve Report delivered pursuant to the terms of this Agreement) from the Issuer’s and its Restricted Subsidiaries’ Oil and Gas Properties for each month during the period which such Swap Agreement is in effect for each of crude oil, natural gas and natural gas liquids, calculated separately, for the period of thirty-six (36) months following the date such Swap Agreement is entered into and (b) ninety percent (90%) of the reasonably anticipated projected production (as such production is projected in the most recent Reserve Report delivered pursuant to the terms of this Agreement) from the Issuer’s and its Restricted Subsidiaries’ proved, developed, producing Oil and Gas Properties for each month during the period which such Swap Agreement is in effect for each of crude oil, natural gas and natural gas liquids, calculated separately for the period of thirty-seven (37) to sixty (60) months following the date such Swap Agreement is entered into; provided that the Issuer may update the projections in clauses (a) and (b) above by providing the Agent an internal report prepared by or under the supervision of the chief engineer of the Issuer and its other Group Members and any additional information reasonably requested by the Agent that is, in each case, reasonably satisfactory to the Agent (and shall include new reasonably anticipated Hydrocarbon production from new wells or other production improvements and any dispositions, well shut-ins and other reductions of, or decreases to, production).
2.2    Amendments to Section 7.17.
(a) Section 7.17(a)(i). The parenthetical “(when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements)” of Section 7.17(a)(i) of the Agreement is hereby replaced with “(when aggregated with other commodity Swap Agreements then in effect other than Permitted Basis Differential Swaps)”.
(b)    Section 7.17(a)(ii). The parenthetical “(exclusive of puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements for which the total amount of obligations thereunder are known and fixed at the time such transaction is entered into)” of Section 7.17(a)(ii)(A) of the Agreement is hereby replaced with “(exclusive of puts and floors on volumes already hedged pursuant to other Swap Agreements for which the total amount of obligations thereunder are known and fixed at the time such transaction is entered into and Permitted Basis Differential Swaps)”.
(c)    Section 7.17(e). The parenthetical “(other than basis differential swaps on volumes hedged by other Swap Agreements)” of Section 7.17(e) of the Agreement is hereby replaced with “(other than Permitted Basis Differential Swaps)”.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 10.6 of the Agreement):
3.1    The Agent and the Holders shall have received all other fees and other amounts due and payable in connection with this Amendment or any other Note Document on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Issuer pursuant to this Amendment or any other Note Document.
3.2    The Agent shall have received a counterpart of this Amendment signed by the Issuer, the Guarantors and the Requisite Holders.
3.3    The Agent shall have received a certificate of a Responsible Officer of the Issuer certifying as to the representations and warranties in Section 4.2(d) below.
Section 4.    Miscellaneous.
4.1    Confirmation. All of the terms and provisions of the Agreement, as amended and waived by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution by the Agent or the Holders of this Amendment, nor any other act or omission by the Agent or the Holders or their officers in connection herewith, shall be deemed to be an agreement by the Agent or the Holders to agree to any future requests.
4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Note Document and agrees that each Note Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Note Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment; (c) agrees that from and after the First Amendment Effective Date (i) each reference to the Agreement in the other Note Documents shall be deemed to be a reference to the Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Agreement; and (d) represents and warrants to the Holders that as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Note Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
4.3    Note Document. This Amendment is a Note Document.
4.4    Requisite Holder Authorization. Pursuant to Section 10.6(d) of the Agreement, the undersigned Requisite Holders, by their signatures hereto, hereby authorize and direct the Agent to execute and deliver this Amendment.
4.5    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
4.6    No Oral Agreement. This Amendment, the Agreement and the other Note Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.7    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 10.16 and 10.17 of the Agreement shall be incorporated herein in mutatis mutandis.
4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9    No Claims. Each Obligor represents and warrants that as of the date of this Amendment, it has no knowledge of events or circumstances that would reasonably be expected to give rise to a claim against any Holder or the Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ISSUER:	SILVERBOW RESOURCES, INC.

By: _/s/ G. Gleeson Van Riet____________________________
Name:    G. Gleeson Van Riet
Title:    Executive Vice President and Chief Financial Officer

GUARANTOR:	SILVERBOW RESOURCES OPERATING, LLC

By: _/s/ G. Gleeson Van Riet____________________________
Name:    G. Gleeson Van Riet
Title:    Executive Vice President and Chief Financial Officer

GUARANTOR:	SILVERBOW RESOURCES USA, INC.

By: _/s/ G. Gleeson Van Riet____________________________
Name:    G. Gleeson Van Riet
Title:    Executive Vice President and Chief Financial Officer

First Amendment to Note Purchase Agreement
Signature Page

AGENT:    U.S. BANK NATIONAL ASSOCIATION, as
            Agent

By: __/s/ Lisa Dowd_____________________________
Name:    Lisa Dowd
Title:    Vice President

HOLDERS:	EIG GLOBAL PRIVATE DEBT FUND-A, L.P.

By:	EIG Credit Management Company, LLC, its manager

By:/s/ Robert H. Johnson, Jr.
Name: Robert H. Johnson, Jr.
Title: Managing Director

By:/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

EIG GLOBAL PRIVATE DEBT FUND-A (UL), L.P.

By:	EIG Credit Management Company, LLC, its manager

By:/s/ Robert H. Johnson, Jr.
Name: Robert H. Johnson, Jr.
Title: Managing Director

By:/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

EIG GLOBAL PRIVATE DEBT FINCO-B (UL), LLC

By:/s/ Robert H. Johnson, Jr.
Name: Robert H. Johnson, Jr.
Title: Managing Director

By:/s/ Nicholas Fersen

Name:	Nicholas Fersen
Title:    Senior Vice President

First Amendment to Note Purchase Agreement
Signature Page

ALLIANZ GLOBAL INVESTORS GMBH, acting on behalf of Allianz L-PD Fonds

By:	EIG Management Company, LLC, acting in its capacity as Manager for the account of Allianz L-PD Fonds

By:	/s/ Robert H. Johnson, Jr.

Name:	Robert H. Johnson, Jr.

Title:	Managing Director

By:	/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

ALLIANZ GLOBAL INVESTORS GMBH, acting on behalf of Allianz PK-PD Fonds

By:	EIG Management Company, LLC, acting in its capacity as Manager for the account of Allianz PK-PD Fonds

By:	/s/ Robert H. Johnson, Jr.

Name:	Robert H. Johnson, Jr.

Title:	Managing Director

By:	/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

ALLIANZ GLOBAL INVESTORS GMBH, acting on behalf of Allianz PKV-PD Fonds

By:	EIG Management Company, LLC, acting in its capacity as Manager for the account of Allianz PKV-PD Fonds

By:	/s/ Robert H. Johnson, Jr.

Name:	Robert H. Johnson, Jr.

Title:	Managing Director

By:	/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

ALLIANZ GLOBAL INVESTORS GMBH, acting on behalf of Allianz SE-PD Fonds

By:	EIG Management Company, LLC, acting in its capacity as Manager for the account of Allianz SE-PD Fonds

By:	/s/ Robert H. Johnson, Jr.

Name:	Robert H. Johnson, Jr.

Title:	Managing Director

By:	/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

ALLIANZ GLOBAL INVESTORS GMBH, acting on behalf of Allianz V-PD Fonds

By:	EIG Management Company, LLC, acting in its capacity as Manager for the account of Allianz V-PD Fonds

By:	/s/ Robert H. Johnson, Jr.

Name:	Robert H. Johnson, Jr.

Title:	Managing Director

By:	/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

EIG SUNSUPER CO-INVESTMENT FINCO, LLC

By:	EIG Sunsuper Co-Investment, L.P., its sole member

By:	EIG Credit Management Company, LLC, its manager

By:/s/ Robert H. Johnson, Jr.
Name: Robert H. Johnson, Jr.
Title: Managing Director

By:/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Senior Vice President

FS ENERGY AND POWER FUND
By: FS/EIG Advisor, LLC, its investment adviser

By:/s/ Robert H. Johnson, Jr.
Name: Robert H. Johnson, Jr.
Title: Authorized Person

By:/s/ Nicholas Fersen

Name:	Nicholas Fersen

Title:	Authorized Person